CONFORMED COPY





SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 10-K



Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             For the fiscal year ended December 31, 2000
                  Commission file number 1-4881

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AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)



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EXHIBITS

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INDEX TO EXHIBITS
(a)3.  Exhibits

Exhibit
Number                             Description
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3.1    Restated Certificate of Incorporation of Avon, filed with the
Secretary of State of the State of New York on May 8, 2000
(incorporated by reference to Exhibit 3.4 to Avon's Quarterly
Report on Form 10-Q for the quarter ended June 30, 2000).

3.2 By-laws of Avon, as restated, effective December 2, 1999 (incorporated by reference to Exhibit 3.2 to Avon's Annual Report on Form 10-K for the year ended December 31, 1999).

4.1 Amended and Restated Revolving Credit and Competitive Advance Facility Agreement, dated as of August 8, 1996, among Avon, Avon
Capital Corporation and a group of banks and other lenders
(incorporated by reference to Exhibit 4.1 to Avon's Quarterly
Report on Form 10-Q for the quarter ended September 30, 1996).

4.2 Indenture dated as of August 1, 1997 between Avon as Issuer, and The Chase Manhattan Bank, as Trustee relating to the 6.55% Notes due 2007 (incorporated by reference to Exhibit 4.2 to Avon's
Registration Statement on Form S-4, Registration Statement No. 33-41299 filed December 1, 1997).

4.3    Rights Agreement, dated as of March 30, 1998 (the "Rights
Agreement"), between Avon and First Chicago Trust Company of New
York (incorporated by reference to Exhibit 4 to Avon's
Registration Statement on Form 8-A, filed March 18, 1998).

4.4 Indenture dated as of November 9, 1999 between Avon as Issuer and The Chase Manhattan Bank, as Trustee relating to the 6.9% Notes due November 15, 2004 and the 7.15% Notes due November 15, 2009
(incorporated by reference to Exhibit 4.4 to Avon's Registration
Statement on Form S-4, Registration Statement No. 33-92333 filed
December 8, 1999).

10.1* Avon Products, Inc. 1993 Stock Incentive Plan, approved by stockholders on May 6, 1993 (incorporated by reference to Exhibit
10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended
June 30, 1993).

10.2* Form of Stock Option Agreement to the Avon Products, Inc. 1993 Stock Incentive Plan (incorporated by reference to Exhibit 10.2 to Avon's Annual Report on Form 10-K for the year ended December 31,
1993).

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10.3*  First Amendment to the 1993 Avon Stock Incentive Plan effective
January 1, 1997, approved by stockholders on May 1, 1997
(incorporated by reference to Exhibit 10.1 to Avon's Quarterly
Report on Form 10-Q for the quarter ended September 30, 1997).

10.4* Avon Products, Inc. 1997 Long-Term Incentive Plan, effective as of January 1, 1997, approved by stockholders on May 1, 1997
(incorporated by reference to Exhibit 10.4 to Avon's Annual Report on Form 10-K for the year ended December 31, 1997).

10.5* Supplemental Executive Retirement Plan and Supplemental Life Plan of Avon Products, Inc., as amended and restated as of July 1, 1998 (incorporated by reference to Exhibit 10.5 to Avon's Annual Report on Form 10-K for the year ended December 31, 1998).

10.6* Benefit Restoration Pension Plan of Avon Products, Inc., effective as of January 1, 1994 (incorporated by reference to Exhibit 10.7 to Avon's Annual Report on Form 10-K for the year ended December
31, 1994).

10.7* Trust Agreement, amended and restated as of March 2, 1990, between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to
Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1990 and refiled under Form SE for the year ended December 31, 1996).

10.8* First Amendment, dated as of January 30, 1992, to the Trust Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit
10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.9* Second Amendment, dated as of June 12, 1992 to the Trust Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit
10.3 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.10* Third Amendment, dated as of November 5, 1992, to the Trust Agreement, dated as of March 2, 1990, by and between Avon and Chase Manhattan Bank, N.A. (incorporated by reference to Exhibit
10.4 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

10.11* The Avon Products, Inc. Deferred Compensation Plan, as amended and restated as of July 1, 1998 (incorporated by reference to Exhibit 4(b) to Avon's Registration Statement on Form S-8,
Registration No. 33-65989 filed October 22, 1998).

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10.12* Trust Agreement, dated as of April 21, 1995, between Avon and
Chemical Bank, amending and restating the Trust Agreement as of August 3, 1989 between Avon and Manufacturers Hanover Trust
Company (incorporated by reference to Exhibit 10.14 to Avon's
Annual Report on Form 10-K for the year ended December 31, 1995).

10.13* Stock Option Agreement between Avon and Stanley C. Gault dated November 4, 1999 (incorporated by reference to Exhibit 10.13 to Avon's Annual Report on Form 10-K for the year ended December 31, 1999).

10.14* Avon Products, Inc. 2000 Stock Incentive Plan (incorporated by reference to Appendix A to the Company's Proxy Statement on Form 14A as filed with the Commission on March 27, 2000 (File No. 1-04881)).

10.15* Employment Agreement dated as of December 11, 1997 between Avon and Andrea Jung (incorporated by reference to Exhibit 10.20 to Avon's Annual Report on Form 10-K for the year ended December 31,
1997).

10.16* Form of Employment Agreement, dated as of September 1, 1994, between Avon and certain senior officers (incorporated by reference to Exhibit 10.2 to Avon's Quarterly Report on Form 10-Q for the quarter ended September 30, 1994).

10.17* Avon Products, Inc. Compensation Plan for Non-Employee Directors, amended and restated, effective June 1, 2000.

10.18* Avon Products, Inc. Board of Directors' Deferred Compensation Plan, amended and restated, effective January 1, 1997
(incorporated by reference to Exhibit 10.23 to Avon's Annual
Report on Form 10-K for the year ended December 31, 1997).

10.19* Trust Agreement, dated as of December 31, 1991, between Avon and Manufacturers Hanover Trust Company (incorporated by reference to
Exhibit 10.23 to Avon's Annual Report on Form 10-K for the year ended December 31, 1991 and refiled under Form SE for the year ended December 31, 1996).

10.20* First Amendment, dated as of November 5, 1992, to the Trust Agreement dated as of December 31, 1991, by and between Avon and Manufacturers Hanover Trust Company (incorporated by reference to
Exhibit 10.7 to Avon's Quarterly Report on Form 10-Q for the quarter ended March 31, 1993).

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10.21* Stock Option Agreement between Avon and Andrea Jung dated June 4,
1998 (incorporated by reference to Exhibit 10.2 to Avon's
Quarterly Report on Form 10-Q for the quarter ended June 30,
1998).

13 Portions of the Annual Report to Shareholders for the year ended December 31, 2000 incorporated by reference in response to Items
1,5 through 8 in this filing.

18 Preferability letter from PricewaterhouseCoopers LLP regarding change in accounting principle (incorporated by reference to Exhibit 18 to Avon's Annual Report on Form 10-K for the year ended December 31, 1999).

21     Subsidiaries of the registrant.

23     Consent of PricewaterhouseCoopers LLP (set forth on page S-2 of this Annual Report on Form 10-K).

24     Power of Attorney

* The Exhibits identified above and in the Exhibit Index with an asterisk (*) are management contracts or compensatory plans or arrangements.

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